United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 13, 2021

Date of Report (Date of earliest event reported)

Pacifico Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40801	86-2422615
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue 17th Floor New York, NY 10175	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 886 8892

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	PAFOU	NASDAQ Capital Market
Common Stock	PAFO	NASDAQ Capital Market
Rights	PAFOR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 13, 2021, the registration statement (File No. 333- 258038) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Pacifico Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated September 13, 2021, by and between the Company and Chardan Capital Markets, LLC (“Chardan”), as representative of the underwriters;

●	A Rights Agreement, dated September 13, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC;

●	Letter Agreements, dated September 13, 2021, by and between the Company and each of the initial shareholders, officers and directors of the Company;

●	An Investment Management Trust Agreement, dated September 13, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC;

●	A Stock Escrow Agreement, dated September 13, 2021, by and among the Company, American Stock Transfer & Trust Company, LLC and each of the initial shareholders of the Company; and

●	Indemnity Agreements, dated September 13, 2021, by and among the Company and the directors and officers of the Company;

●	A Subscription Agreement, dated September 13, 2021, by and between the Company and Pacifico Capital LLC;

●	A Subscription Agreement, dated September 13, 2021, by and between the Company and Chardan; and

●	A Registration Rights Agreement, dated September 13, 2021, by and among the Company and the initial shareholders of the Company.

On September 16, 2021, the Company consummated the IPO of 5,000,000 units (the “Public Units”). Each Unit consists of one share of Common Stock (“Common Stock”) and one right (“Right”) to receive one-tenth (1/10) of a share of Common Stock upon the consummation of an initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $50,000,000. The Company granted the underwriters a 45-day option to purchase up to 750,000 additional Public Units to cover over-allotments, if any.

As of September 16, 2021, a total of $50,500,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of September 16, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be included as an exhibit to a Current Report on Form 8-K, which the Company plans to file with the Securities and Exchange Commission within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO on September 16, 2021, the Company consummated the private placement (“Private Placement”) with Pacifico Capital LLC, its sponsor, purchasing 231,250 units, and Chardan purchasing 50,000 units, in the aggregate a total of 281,250 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,812,500.

The terms of the Private Units are identical to the Public Units. Additionally, the initial purchasers in the Private Placement agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2021, in connection with the IPO, the Company amended and restated its Certificate of Incorporation. On September 13, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events

As described in Item 1.01 above, as of September 16, 2021, a total of $50,500,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of September 16, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be included as an exhibit to a Current Report on Form 8-K, which the Company plans to file with the Securities and Exchange Commission within 4 business days of the consummation of the IPO.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 13, 2021, by and between the Registrant and Chardan

3.1	Amended and Restated Certificate of Incorporation

4.1	Rights Agreement, dated September 13, 2021, by and between American Stock Transfer & Trust Company, LLC and the Registrant

4.2	Unit Purchase Option, dated September 16, 2021, by and between the Registrant and Chardan

10.1	Letter Agreements, dated September 13, 2021, by and between the Registrant and each of the initial stockholders, officers and directors of the Registrant

10.2	Investment Management Trust Agreement, dated September 13, 2021, by and between American Stock Transfer & Trust Company, LLC and the Registrant

10.3	Stock Escrow Agreement, dated September 13, 2021, among the Registrant, American Stock Transfer & Trust Company, LLC and the initial shareholders

10.4	Registration Rights Agreement, dated September 13, 2021, among the Registrant, American Stock Transfer & Trust Company, LLC and the initial shareholders

10.5	Indemnity Agreements, dated September 13, 2021, among the Registrant, and the directors and officers of the Registrant

10.6	Subscription Agreement, dated September 13, 2021, by and between the Company and Pacifico Capital LLC

10.7	Subscription Agreement, dated September 13, 2021, by and between the Company and Chardan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2021

PACIFICO ACQUISITION CORP.

By:	/s/ Edward Cong Wang
Name:	Edward Cong Wang
Title:	Chief Executive Officer

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